[Logo] M F S (R)
INVESTMENT MANAGEMENT
We invented the mutual fund(R)
                                                              SEMIANNUAL REPORT
                                                              DECEMBER 31, 1999

                               [Graphic Omitted]

                               MFS(R) INSTITUTIONAL
                               CORE EQUITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND

TRUSTEES                                              INVESTMENT ADVISER
Jeffrey L. Shames*                                    Massachusetts Financial Services Company
Chairman and Chief Executive Officer,                 500 Boylston Street
MFS Investment Management(R)                          Boston, MA 02116-3741

Nelson J. Darling, Jr.+                               DISTRIBUTOR
Private investor and trustee                          MFS Fund Distributors, Inc.
                                                      500 Boylston Street
William R. Gutow+                                     Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                  INVESTOR SERVICE
Management Company (video franchise)                  MFS Service Center, Inc.
                                                      P.O. Box 2281
CHAIRMAN AND PRESIDENT                                Boston, MA 02107-9906
Jeffrey L. Shames*
                                                      For additional information,
PORTFOLIO MANAGER                                     contact your financial consultant.
John D. Laupheimer, Jr.*
                                                      CUSTODIAN
TREASURER                                             State Street Bank and Trust Company
W. Thomas London*
                                                      WORLD WIDE WEB
ASSISTANT TREASURERS                                  www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios help make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed investment portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 3.35%, including the reinvestment of any distributions. During the same period, the average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 2.35%. The Fund's return also compares to a 7.69% return for the Standard & Poor's 500 Composite Index (the S&P 500). The S&P 500 is a popular, unmanaged index of common stock total return performance.

The Fund lagged the S&P 500 primarily due to its underweighting in technology stocks, which drove the narrow strength of the market. If we look at the performance of the S&P 500, the top 25 performers in technology and telecommunications stocks accounted for a majority of its total return over the past year. In an extremely narrow, momentum-focused market like we've experienced during the period, it is very difficult for a diversified growth and income portfolio that has had a lower risk profile than its index to outperform its benchmark over the short term. Also worth mentioning is the fact that the average yield on the S&P 500 is at a historic low. In the January 4, 2000, edition of The New York Times, a front page article noted "for the first time in recent history -- and probably the first time since the depression -- a quarter of the value of the S&P 500 came from companies that do not pay dividends. Twenty years ago, only 2% of the value of the index came from such companies." Today, companies paying and even increasing dividends haven't been able to keep pace with stock returns. A good example of this is General Electric. Although management has raised the dividend in each of the last three years, the yield on that stock has gone from 2.10% as of the end of 1996 to almost half that, or 1.06%, at the end of 1999 as a result of the appreciation in the stock price.

The Fund remained underweighted in technology stocks at about 24% of its net assets, versus the S&P 500, which had approximately 27% of its holdings in technology at the end of the period. While I increased the Fund's exposure to technology stocks during the period, I did not abandon my focus on blue-chip companies with strong, long-term fundamentals and reasonable valuations. As a result, I decided it was prudent to gradually increase the Fund's weighting in technology and telecommunications relative to the index, while at the same time keeping a close eye on valuations and the fundamental business outlooks for these companies.

Some of the technology names that met my investment criteria and provided a strong boost to performance were companies such as Intel, Oracle, Cisco, and Motorola. In telecommunications, the Fund benefited from a major position in Mannesmann, the German wireless telecommunications provider. Sprint and Bell Atlantic also produced strong results due to the huge growth in Internet usage and demand for data and voice services. These are companies with solid track records that we could actually do balance sheet and income statement analysis on, and I believe they proved to have attractive long-term business models.

In addition to increasing the Fund's holdings in blue-chip technology names that have displayed attractive long-term business opportunities relative to their valuations, I've been working on other ways to try to take advantage of Internet mania without exposing the Fund to all of or much of the risks and volatility of traditional "dot.com" companies. I was able to capitalize on the rapid acceleration of advertising spending by Internet companies through our media holdings such as Tribune, New York Times, and General Electric, which owns NBC.

While investors remained focused on technology and telecommunications stocks, I managed to locate what I believe are strong performers from a wide range of industries, including energy, industrial goods and services, consumer staples, retailing, and financial services. Stocks such as BP Amoco, United Technologies, Procter & Gamble, Wal-Mart, and American International Group produced solid gains for the Fund. The success of these stocks and the broadly diversified structure of the Fund highlight precisely what the Fund is trying to accomplish -- to provide growth of capital, with less risk or price volatility than the S&P 500.

On the negative side, there were a few holdings that detracted from the Fund's performance, including Kroger, Safeway, Service Corp., and Xerox. Although supermarket operators Kroger and Safeway struggled in this narrow market, I maintained positions because I believe these companies possess strong business prospects and favorable growth and earnings outlooks. I sold off my positions in Service Corp. and Xerox because I felt the long-term outlooks for these companies deteriorated. Service Corp. looked to me like it had the potential to continue its run of accelerating growth, but it ran into financial problems due to rapid expansion and hurt performance. Xerox looked like a classic turnaround story, but as competition increased, its business plan stumbled and investors ran for the exits.

Looking forward, I'll continue to look for opportunities in areas such as pharmaceutical companies, and drugstore operators such as CVS, which have been beaten down due to concerns over Medicare reform and potential government price controls. While the risks remain high in this area during an election year, I believe, many pharmaceutical companies and drugstore chains demonstrate promising long-term growth prospects, reliable cash flows and compelling valuations.

Although it was a difficult period for the Fund, I believe my well-balanced exposure to market leaders in technology, telecommunications, financial services, retailing, and industrial goods and services provided favorable growth prospects. If market strength continues to broaden as I anticipate, I believe the portfolio is well positioned to take advantage of this environment.

    Respectfully,

/s/ John D. Laupheimer, Jr.

    John D. Laupheimer, Jr.
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust
(SM)). Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $12.5 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                 6 Months             1 Year              Life*
-------------------------------------------------------------------------------
Cumulative Total Return            +3.35%            +10.58%            +10.58%
-------------------------------------------------------------------------------
Average Annual Total Return          -- %            +10.58%            +10.58%
-------------------------------------------------------------------------------
* For the period from the commencement of the Fund's investment operations, December 31, 1998, through December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Stocks - 94.4%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 84.6%
  Aerospace - 3.7%
    General Dynamics Corp.                                                  600             $    31,650
    Honeywell International, Inc.                                         1,019                  58,784
    TRW, Inc.                                                             1,080                  56,092
    United Technologies Corp.                                             4,796                 311,740
                                                                                            -----------
                                                                                            $   458,266
-------------------------------------------------------------------------------------------------------
  Automotive - 0.4%
    Federal-Mogul Corp.                                                     664             $    13,363
    Ford Motor Co.                                                          758                  40,506
                                                                                            -----------
                                                                                            $    53,869
-------------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 4.8%
    Bank America Corp.                                                    2,413             $   121,102
    Bank One Corp.                                                        2,300                  73,744
    Northern Trust Corp.                                                  1,444                  76,532
    Providian Financial Corp.                                               620                  56,459
    U.S. Bancorp                                                          3,997                  95,178
    Wells Fargo Co.                                                       4,477                 181,039
                                                                                            -----------
                                                                                            $   604,054
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.6%
    Guidant Corp.*                                                        1,688             $    79,336
-------------------------------------------------------------------------------------------------------
  Business Machines - 4.0%
    Hewlett-Packard Co.                                                   1,515             $   172,615
    International Business Machines Corp.                                 1,180                 127,440
    Sun Microsystems, Inc.*                                               2,596                 201,028
                                                                                            -----------
                                                                                            $   501,083
-------------------------------------------------------------------------------------------------------
  Business Services - 2.6%
    Computer Sciences Corp.*                                              1,443             $   136,544
    First Data Corp.                                                      3,338                 164,605
    United Parcel Service, Inc.                                             270                  18,630
                                                                                            -----------
                                                                                            $   319,779
-------------------------------------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Sprint Corp. (PCS Group)*                                               749             $    76,772
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 4.5%
    Microsoft Corp.*                                                      4,831             $   564,019
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 2.9%
    Computer Associates International, Inc.                               1,727             $   120,782
    Oracle Corp.*                                                         2,108                 236,228
                                                                                            -----------
                                                                                            $   357,010
-------------------------------------------------------------------------------------------------------
  Conglomerates - 0.4%
    Tyco International Ltd.                                               1,366             $    53,103
-------------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 2.0%
    Colgate-Palmolive Co.                                                 1,548             $   100,620
    Procter & Gamble Co.                                                  1,417                 155,250
                                                                                            -----------
                                                                                            $   255,870
-------------------------------------------------------------------------------------------------------
  Electrical Equipment - 5.1%
    Emerson Electric Co.                                                  1,834             $   105,226
    General Electric Co.                                                  3,431                 530,947
                                                                                            -----------
                                                                                            $   636,173
-------------------------------------------------------------------------------------------------------
  Electronics - 2.6%
    Agilent Technologies, Inc.*                                             150             $    11,597
    Intel Corp.                                                           3,820                 314,434
                                                                                            -----------
                                                                                            $   326,031
-------------------------------------------------------------------------------------------------------
  Entertainment - 1.6%
    Carnival Corp.                                                          660             $    31,556
    Time Warner, Inc.                                                     2,381                 172,474
                                                                                            -----------
                                                                                            $   204,030
-------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.3%
    American Express Co.                                                    574             $    95,427
    Citigroup, Inc.                                                       1,105                  61,397
    Federal Home Loan Mortgage Corp.                                      1,404                  66,076
    State Street Corp.                                                    2,558                 186,894
                                                                                            -----------
                                                                                            $   409,794
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.5%
    AXA Financial, Inc.                                                   1,696             $    57,452
-------------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                                               800             $    56,700
    Nabisco Holdings Corp., "A"                                           1,280                  40,480
    Quaker Oats Co.                                                         990                  64,969
                                                                                            -----------
                                                                                            $   162,149
-------------------------------------------------------------------------------------------------------
  Insurance - 3.0%
    American International Group, Inc.                                    1,597             $   172,676
    Hartford Financial Services Group, Inc.                               2,627                 124,454
    Lincoln National Corp.                                                1,836                  73,440
                                                                                            -----------
                                                                                            $   370,570
-------------------------------------------------------------------------------------------------------
  Machinery - 0.5%
    Deere & Co., Inc.                                                     1,390             $    60,291
-------------------------------------------------------------------------------------------------------
  Medical and Health Products - 3.5%
    American Home Products Corp.                                          1,772             $    69,883
    Bausch & Lomb, Inc.                                                     840                  57,487
    Bristol-Myers Squibb Co.                                              1,775                 113,933
    Pfizer, Inc.                                                          3,405                 110,450
    Pharmacia & Upjohn, Inc.                                              1,917                  86,265
                                                                                            -----------
                                                                                            $   438,018
-------------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.9%
    Medtronic, Inc.                                                       5,568             $   202,884
    United Healthcare Corp.                                                 539                  28,634
                                                                                            -----------
                                                                                            $   231,518
-------------------------------------------------------------------------------------------------------
  Oils - 3.6%
    Coastal Corp.                                                         1,930             $    68,394
    Conoco, Inc.                                                          2,230                  55,471
    Exxon Mobil Corp.                                                     3,425                 275,927
    Unocal Corp.                                                          1,600                  53,700
                                                                                            -----------
                                                                                            $   453,492
-------------------------------------------------------------------------------------------------------
  Printing and Publishing - 4.2%
    Gannett Co., Inc.                                                     1,689             $   137,759
    New York Times Co.                                                    3,456                 169,776
    Tribune Co.                                                           3,934                 216,616
                                                                                            -----------
                                                                                            $   524,151
-------------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 0.4%
    McDonald's Corp.                                                      1,292             $    52,084
-------------------------------------------------------------------------------------------------------
  Stores - 6.0%
    CVS Corp.                                                             2,090             $    83,469
    Dayton Hudson Corp.                                                   1,808                 132,775
    Home Depot, Inc.                                                      2,097                 143,776
    TJX Cos., Inc.                                                        4,601                  94,033
    Wal-Mart Stores, Inc.                                                 4,304                 297,514
                                                                                            -----------
                                                                                            $   751,567
-------------------------------------------------------------------------------------------------------
  Supermarkets - 2.0%
    Kroger Co.*                                                           4,048             $    76,406
    Safeway, Inc.*                                                        4,821                 171,447
                                                                                            -----------
                                                                                            $   247,853
-------------------------------------------------------------------------------------------------------
  Technology - 0.6%
    National Semiconductor Corp.*                                         1,730             $    74,066
-------------------------------------------------------------------------------------------------------
  Telecommunications - 15.8%
    Alltel Corp.                                                            677             $    55,979
    AT&T Corp.                                                            2,100                 106,575
    Bell Atlantic Corp.                                                   3,545                 218,239
    BroadWing, Inc.*                                                      2,100                  77,438
    Cisco Systems, Inc.*                                                  2,422                 259,457
    Corning, Inc.                                                         1,470                 189,538
    General Instrument Corp.*                                               700                  59,500
    Lucent Technologies, Inc.                                             1,720                 128,678
    MCI WorldCom, Inc.*                                                   3,448                 182,959
    Motorola, Inc.                                                        1,791                 263,725
    Nortel Networks Corp.                                                 1,760                 177,760
    SBC Communications, Inc.                                              3,323                 161,996
    Sprint Corp.                                                          1,360                  91,545
                                                                                            -----------
                                                                                            $ 1,973,389
-------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.2%
    Duke Energy Corp.                                                     1,570             $    78,696
    FirstEnergy Corp.                                                     1,586                  35,983
    Peco Energy Co.                                                       2,215                  76,971
    Texas Utilities Co.                                                   2,365                  84,105
                                                                                            -----------
                                                                                            $   275,755
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $10,571,544
-------------------------------------------------------------------------------------------------------

Foreign Stocks - 9.8%
  Canada - 0.4%
    Canadian National Railway Co. (Railroads)                             1,726             $    45,415
-------------------------------------------------------------------------------------------------------
  Finland - 0.8%
    Nokia Corp., ADR (Telecommunications)                                   500             $    95,000
-------------------------------------------------------------------------------------------------------
  France - 0.5%
    AXA (Insurance)                                                         470             $    65,510
-------------------------------------------------------------------------------------------------------
  Germany - 1.7%
    Mannesmann AG (Conglomerate)                                            873             $   210,568
-------------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland (Banks and Credit Cos.)*                              7,300             $    58,079
-------------------------------------------------------------------------------------------------------
  Japan - 0.8%
    Fast Retailing Co. (Retail)                                             100             $    40,713
    Hitachi Ltd. (Electronics)                                            4,000                  64,200
                                                                                            -----------
                                                                                            $   104,913
-------------------------------------------------------------------------------------------------------
  Netherlands - 1.6%
    Akzo Nobel N.V. (Chemicals)                                           1,400             $    70,215
    KPN N.V. (Telecommunications)*                                          800                  78,070
    STMicroelectronics N.V. (Electronics)*                                  370                  56,032
                                                                                            -----------
                                                                                            $   204,317
-------------------------------------------------------------------------------------------------------
  Switzerland - 0.4%
    Nestle S.A. (Food and Beverage Products)                                 28             $    51,314
-------------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    BP Amoco PLC, ADR (Oils)                                              4,458             $   264,415
    Reuters Group PLC, ADR (Business Services)                              829                  66,994
    Zeneca Group PLC (Medical and Health Products)                        1,460                  60,615
                                                                                            -----------
                                                                                            $   392,024
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 1,227,140
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,569,878)                                                 $11,798,684
-------------------------------------------------------------------------------------------------------

Convertible Bonds - 0.5%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##               $    25             $    30,750
-------------------------------------------------------------------------------------------------------
  Telecommunications - 0.3%
    NTL, Inc., 5.75s, 2009##                                            $    30             $    32,250
-------------------------------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $58,323)                                          $    63,000
-------------------------------------------------------------------------------------------------------
Short-Term Obligation - 4.8%
-------------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00, at
      Amortized Cost                                                    $   595             $   594,950
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $11,223,151)                                            $12,456,634
Other Assets, Less Liabilities - 0.3%                                                            34,273
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $12,490,907
-------------------------------------------------------------------------------------------------------
 * Non-income producing security.
## SEC rule 144A restriction.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $11,223,151)              $12,456,634
  Investments of cash collateral for securities loaned, at value
    (identified cost, $975,187)                                         975,187
  Cash                                                                    1,142
  Interest and dividends receivable                                       9,180
  Receivable from investment adviser                                     37,764
                                                                    -----------
      Total assets                                                  $13,479,907
                                                                    -----------
Liabilities:
  Collateral for securities loaned, at value                        $   975,187
  Payable to affiliates -
    Management fee                                                          201
    Shareholder servicing agent fee                                           1
  Accrued expenses and other liabilities                                 13,611
                                                                    -----------
      Total liabilities                                             $   989,000
                                                                    -----------
Net assets                                                          $12,490,907
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $11,764,109
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                      1,233,481
  Accumulated net realized loss on investments and foreign
    currency transactions                                              (515,208)
  Accumulated undistributed net investment income                         8,525
                                                                    -----------
      Total                                                         $12,490,907
                                                                    ===========
Shares of beneficial interest outstanding                            1,135,879
                                                                     =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)            $11.00
                                                                      ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                        $    13,974
    Dividends                                                            63,808
    Foreign taxes withheld                                                 (485)
                                                                    -----------
      Total investment income                                       $    77,297
                                                                    -----------
  Expenses -
    Management fee                                                  $    36,531
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                         452
    Administrative fee                                                      661
    Custodian fee                                                         4,579
    Printing                                                              5,537
    Auditing fee                                                         14,500
    Legal fees                                                              623
    Registration fees                                                    11,753
    Miscellaneous                                                             8
                                                                    -----------
      Total expenses                                                $    77,744
    Fees paid indirectly                                                   (405)
    Reduction of expenses by investment adviser                         (37,764)
                                                                    -----------
      Net expenses                                                  $    39,575
                                                                    -----------
        Net investment income                                       $    37,722
                                                                    -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $  (480,146)
    Foreign currency transactions                                          (760)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $  (480,906)
                                                                    -----------
  Change in unrealized appreciation -
    Investments                                                     $   802,185
    Translation of assets and liabilities in foreign currency               273
                                                                    -----------
      Net unrealized gain on investments and foreign currency
        translation                                                 $   802,458
                                                                    -----------
        Net realized and unrealized gain on investments and
          foreign currency                                          $   321,552
                                                                    -----------
          Increase in net assets from operations                    $   359,274
                                                                    ===========

See notes to financial statements.


Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              PERIOD ENDED
                                                             DECEMBER 31, 1999            JUNE 30, 1999*
                                                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $    37,722               $    26,681
  Net realized loss on investments and foreign
    currency transactions                                             (480,906)                  (25,781)
  Net unrealized gain on investments and foreign
    currency translation                                               802,458                   431,023
                                                                   -----------               -----------
      Increase in net assets from operations                       $   359,274               $   431,923
                                                                   -----------               -----------
Distributions declared to shareholders -
  From net investment income                                       $   (55,768)                     --
  In excess of realized gain on investments and foreign
    currency transactions                                               (8,631)                     --
                                                                   -----------               -----------
      Total distributions declared to shareholders                 $   (64,399)                     --
                                                                   -----------               -----------
Net increase (decrease) in net assets from Fund share
  transactions                                                     $  (584,687)              $12,348,796
                                                                   -----------               -----------
      Total increase (decrease) in net assets                      $  (289,812)              $12,780,719
Net assets:
  At beginning of period                                           $12,780,719                      --
                                                                   -----------               -----------
  At end of period (including accumulated undistributed net
    investment income of $8,525 and $26,571, respectively)         $12,490,907               $12,780,719
                                                                   ===========               ===========

* For the period from the commencement of the Fund's investment operations, December 31, 1998, through
  June 30, 1999.

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------
                                                PERIOD ENDED     PERIOD ENDED
                                           DECEMBER 31, 1999   JUNE 30, 1999*
                                                 (UNAUDITED)
-------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                $ 10.70          $ 10.00
                                                     -------          -------
Income from investment operations# -
  Net investment income(S)                           $  0.03          $  0.04
  Net realized and unrealized gain on
    investments and foreign currency
    transactions                                        0.33             0.66
                                                     -------          -------
      Total from investment operations               $  0.36          $  0.70
                                                     -------          -------
Less distributions declared to shareholders -
  From net investment income                         $ (0.05)         $  --
  In excess of realized gain on investments
    and foreign currency transactions                  (0.01)            --
                                                     -------          -------
      Total distributions declared to
        shareholders                                 $ (0.06)         $  --
                                                     -------          -------
Net asset value - end of period                      $ 11.00          $ 10.70
                                                     =======          =======
Total return                                            3.35%++          7.00%++
Ratios (to average net assets)/Supplemental
  data(S):
  Expenses##                                            0.66%+           0.66%+
  Net investment income                                 0.61%+           0.68%+
Portfolio turnover                                        31%              36%
Net assets at end of period (000 Omitted)            $12,491          $12,781

(S) The investment adviser voluntarily agreed to maintain the other expenses, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

      Net investment income (loss)                   $  --           $  (0.01)
      Ratios (to average net assets):
        Expenses##                                      1.28%+           1.40%+
        Net investment loss                            (0.01)%+         (0.06)%+

  * For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Core Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the Fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the Fund with indemnification against Borrower default. The Fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the Fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 1999, the value of securities loaned was $947,959. These loans were collateralized by cash of $975,187, which was invested in the following short-term obligation:

                                                                    AMORTIZED
                                                                     COST AND
                                                         SHARES         VALUE
-----------------------------------------------------------------------------
Navigator Security Lending Prime Portfolio, at cost     975,187      $975,187
                                                                     --------

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discounts are accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment adviser has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of who receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative service agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                         PURCHASES        SALES
-------------------------------------------------------------------------------
U.S. government securities                              $     --     $    7,103
                                                        ----------   ----------
Investments (non-U.S. government securities)            $4,204,999   $5,064,912
                                                        ----------   ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                      $11,223,151
                                                                    -----------
Gross unrealized appreciation                                       $ 1,936,560
Gross unrealized depreciation                                          (703,077)
                                                                    -----------
    Net unrealized appreciation                                     $ 1,233,483
                                                                    ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                  SIX MONTHS ENDED DECEMBER 31, 1999        PERIOD ENDED JUNE 30, 1999*
                                  ----------------------------------       ----------------------------
                                            SHARES            AMOUNT           SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                                 35,771        $  378,354        1,194,211       $12,348,796
Shares issued to shareholders in
  reinvestment of distributions              5,897            64,399         --                --
Shares reacquired                         (100,000)       (1,027,440)        --                --
                                          --------       -----------        ---------       -----------
    Net increase (decrease)                (58,332)      $  (584,687)       1,194,211       $12,348,796
                                          ========       ===========        =========       ===========

* For the period from the commencement of the Fund's investment operations, December 31, 1998, through
  June 30, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $0. The Fund had no borrowings during the period.

MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,     [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                ICE-3 02/00 200